Exhibit 32.2

CERTIFICATION OF

PRINCIPAL FINANCIAL OFFICER

OF ROSETTA STONE INC.

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Thomas Pierno, Chief Financial Officer of Rosetta Stone Inc. (the "Company"), hereby certify, to my knowledge, that:

1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS PIERNO
Thomas Pierno (Principal Financial Officer)

Date: March 11, 2020